UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

iShares, Inc.

iShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE – IMMEDIATE ATTENTION REQUESTED

Act Now to Avoid Interruption to Your iShares Fund – Further Delay

May Result in the Closure and Liquidation of Your Fund

Dear iShares Shareholder,

The iShares Funds recently contacted you regarding a Special Meeting of Shareholders (the “Meeting”) to approve a new investment advisory agreement for all iShares Funds. Due to a lack of sufficient shareholder votes, the Meeting has been adjourned for a third time to November 30, 2009 at 5:00 PM (PST) with regard to your iShares Fund(s).

After repeated attempts, we still have not yet received your vote. Shareholder action is required to approve a new investment advisory agreement for each iShares Fund to ensure that each iShares Fund continues to operate without interruption.

The Board of Directors/Trustees of the iShares Funds has unanimously recommended that shareholders vote in favor of the new investment advisory agreement proposal. If we do not have a sufficient number of votes to hold the Meeting, the Board of Directors/Trustees of the iShares Funds will take such action it deems necessary and in the best interests of those iShares Funds and their shareholders, including closing and liquidating your iShares Fund. We urge you to vote today without further delay.

To vote your shares, please call 1-866-450-8471. Representatives are available Monday through Friday 9:30 AM to 12:00 Midnight (EST), and Saturday from 10:00 AM to 9:00 PM (EST). If you are an institutional shareholder or a shareholder located outside the U.S. and need assistance in voting your shares, please call +1 646-378-4860 (international collect calls are accepted). You may also vote by mail, automated telephone, or internet, as further detailed on the enclosed proxy card.

On behalf of the Boards of Directors/Trustees of the iShares Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Lee T. Kranefuss
Chairman of the Boards of Directors/Trustees iShares, Inc. and iShares Trust

ISHA-ADJ-007

IMPORTANT NOTICE – IMMEDIATE ATTENTION REQUESTED

Act Now to Avoid Interruption to Your iShares Fund – Further Delay

May Result in the Closure and Liquidation of Your Fund

Dear iShares Shareholder,

The iShares Funds recently contacted you regarding a Special Meeting of Shareholders (the “Meeting”) to approve a new investment advisory agreement for all iShares Funds. Due to a lack of sufficient shareholder votes, the Meeting has been adjourned for a third time to November 30, 2009 at 5:00 PM (PST) with regard to your iShares Fund(s).

After repeated attempts, we still have not yet received your vote. Shareholder action is required to approve a new investment advisory agreement for each iShares Fund to ensure that each iShares Fund continues to operate without interruption.

The Board of Directors/Trustees of the iShares Funds has unanimously recommended that shareholders vote in favor of the new investment advisory agreement proposal. If we do not have a sufficient number of votes to hold the Meeting, the Board of Directors/Trustees of the iShares Funds will take such action it deems necessary and in the best interests of those iShares Funds and their shareholders, including closing and liquidating your iShares Fund. We urge you to vote today without further delay.

To vote your shares, please call 1-866-450-8471. Representatives are available Monday through Friday 9:30 AM to 12:00 Midnight (EST), Saturday from 10:00 AM to 9:00 PM (EST), and Sunday from 12:00 Noon to 6:00 PM (EST). If you are an institutional shareholder or a shareholder located outside the U.S. and need assistance in voting your shares, please call +1 646-378-4860 (international collect calls are accepted). You may also vote by internet, as further detailed on this email.

On behalf of the Board of Directors/Trustees of the iShares Funds, please accept my thanks for your participation in this critical matter.

Sincerely,

Lee T. Kranefuss
Chairman of the Boards of Directors/Trustees iShares, Inc. and iShares Trust

ISHA-ADJ-008

Questions and Answers Regarding

the Third Adjourned Special Meeting of Shareholders of the iShares Funds and

the Possible Consequences of Non-Participation by Shareholders

Q.	What iShares Funds and what shareholders does this Q&A apply to?

A.	This Q&A ONLY applies to shareholders of the following iShares Funds who held shares as of August 25, 2009:

The Adjourned iShares Funds:

iShares, Inc.

iShares MSCI Brazil Index Fund

iShares MSCI EMU Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Mexico Investable Market Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI South Korea Index Fund

iShares Trust

iShares S&P Europe 350 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund iShares FTSE China (HK Listed) Index Fund iShares FTSE/Xinhua China 25 Index Fund

Q.	Why is shareholder participation critical to avoid the potential closure and liquidation of certain iShares Funds?

A.	A Special Meeting of Shareholders (the “Special Meeting”) was called for November 4, 2009 to approve a new investment advisory agreement for each of the 179 iShares Funds in connection with BlackRock, Inc.’s acquisition of Barclays Global Investors, N.A. (the “BlackRock Transaction”), including Barclays Global Fund Advisors, adviser to the iShares exchange traded funds (the “iShares Funds”). As a result of the BlackRock Transaction, shareholder approval of a new investment advisory agreement for each iShares Fund is required (the “New Advisory Agreement Proposal”) because the current investment advisory agreement will terminate upon the completion of the BlackRock Transaction.

To date, shareholders in 164 iShares Funds have voted overwhelmingly to approve the New Advisory Agreement Proposal.

However, due to a lack of sufficient shareholder participation, shareholders in 15 iShares Funds have not yet approved the New Advisory Agreement Proposal (the “Adjourned iShares Funds”) (see list above). After repeated attempts, the Special Meeting has been adjourned a third time (the “Third Adjourned Special Meeting”) with regard to the Adjourned iShares Funds to provide additional time for shareholders to vote on certain proposals, including the New Advisory Agreement Proposal.

If, for a particular Adjourned iShares Fund, sufficient votes to act on the New Advisory Agreement Proposal are not received and shareholders fail to approve the New Advisory Agreement Proposal at the Third Adjourned Special Meeting, the meeting will be adjourned further with regard to those iShares Funds to allow for additional time to solicit sufficient votes on the proposal(s). If sufficient votes are not received to take action on the proposal(s), the Board of Directors/Trustees of the iShares Funds (the “Board of the iShares Funds”) will take such action it deems necessary and in the best interests of those Adjourned iShares Funds and their shareholders, including closing and liquidating such Adjourned iShares Fund.

2

Q.	Why should shareholders vote now?

A.	Shareholders should act now to avoid additional adjournments and to avoid further solicitation and further communication with shareholders, and allow the Third Adjourned Special Meeting to be held to consider the proposals.

Q.	How have other shareholders of the Adjourned iShares Funds voted on the New Advisory Agreement Proposal?

A.	Of those votes cast already, shareholders have voted overwhelmingly in support of the New Advisory Agreement Proposal. However, due to a lack of shareholder participation in the vote, sufficient votes have not been cast to allow the Adjourned iShares Funds to reach a quorum and hold the Third Adjourned Special Meeting. Shareholder participation is crucial regardless of how a particular shareholder votes (“FOR”, “AGAINST” or “ABSTAIN”) with regard to a proposal. Reaching quorum is the main challenge in passing the New Advisory Agreement Proposal.

Q.	Has the Board of the iShares Funds provided a recommendation to shareholders on how they should vote on the proposals at the Third Adjourned Special Meeting?

A.	Yes, the Board of the iShares Funds has unanimously approved each proposal and recommends that shareholders vote in favor of each proposal, including the New Advisory Agreement Proposal.

Q.	Have any independent proxy advisory firms provided a recommendation to shareholders on how they should vote on the proposals at the Third Adjourned Special Meeting?

A.	Yes, RiskMetrics Group’s ISS Governance Services Unit and Glass-Lewis & Co., two independent proxy advisory firms, recommend that shareholders vote in favor of each proposal, including the New Advisory Agreement Proposal.

Q.	How can shareholders vote?

A.	Shareholders may vote in a variety of ways. We believe the fastest and most convenient way for shareholders to vote is by calling a Live Operator at Broadridge, our proxy solicitor, at 1-866-450-8471. To vote by Live Operator, shareholders will not be required to provide the multiple “control” numbers located on each of the proxy cards they receive. Broadridge representatives are available Monday through Friday, 9:30 a.m. to 12:00 midnight (Eastern time), Saturday, 10:00 a.m. to 9:00 p.m. (Eastern time). Shareholders may also vote by mail, by telephone using an automated system, by the internet (www.proxyvote.com), or in person, all as further detailed in the Joint Proxy Statement received by shareholders.

Institutional shareholders and shareholders located outside the U.S. who need assistance in voting their shares should call +1 646-378-4860 (international collect calls are accepted).

3

Q.	What if a shareholder or financial adviser has additional questions?

A.	Shareholders can visit www.iShares.com or call 1-800-iShares. Financial advisers can contact their iShares Representative.

©2009 Barclays Global Investors, N.A. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

4

Special Meeting of Shareholders Adjourned Until November 30, 2009

The Special Meeting of Shareholders of the iShares Funds scheduled for November 19, 2009, at 5:00 p.m. (Pacific Time) has been adjourned further until November 30, 2009, at 5:00 p.m. (Pacific Time) for the following iShares Funds only:

iShares, Inc.
iShares MSCI Brazil Index Fund
iShares MSCI EMU Index Fund
iShares MSCI Germany Index Fund
iShares MSCI Mexico Investable Market Index Fund
iShares MSCI Pacific ex-Japan Index Fund
iShares MSCI South Korea Index Fund
iShares Trust
iShares S&P Europe 350 Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares Dow Jones U.S. Medical Devices Index Fund
iShares FTSE China (HK Listed) Index Fund
iShares FTSE/Xinhua China 25 Index Fund

iShares

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